POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October 2023.

/s/ Dylan J. Tyson
Dylan J. Tyson
Director, President and Chief Executive Officer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October 2023.

/s/ Elizabeth K. Dietrich
Elizabeth K. Dietrich
Director, Chief Financial Officer,
Chief Accounting Officer and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October 2023.

/s/ Markus Coombs
Markus Coombs
Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October 2023.

/s/ Alan M. Finkelstein
Alan M. Finkelstein
Director and Treasurer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October 2023.

/s/ Scott E. Gaul
Scott E. Gaul
Director and Vice President

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October 2023.

/s/ Bradley O. Harris
Bradley O. Harris
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Pruco Life Insurance Company ("Pruco Life"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the following:

Registration No. 333-274028 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Prudential Premier Advisor Variable Annuity Series
    Prudential Premier Retirement Variable Annuity X Series
    Prudential Premier Retirement Variable Annuity B Series
    Prudential Premier Retirement Variable Annuity L Series
    Prudential Premier Retirement Variable Annuity C Series
    Prudential Premier Retirement Variable Annuity
    Prudential Premier Investment Variable Annuity B Series
    Prudential Premier Investment Variable Annuity C Series
    MyRock Advisor Variable Annuity
    Strategic Partners Annuity One 3 Variable Annuity
    Strategic Partners FlexElite Variable Annuity
    Strategic Partners Plus 3 Variable Annuity

Registration No. 333-274029 - Market Value Adjusted Fixed Allocation Investment Options pertaining to the following products:
    Discovery Preferred Variable Annuity
    Discovery Select Variable Annuity
    Strategic Partners Select Variable Annuity

Registration No. 333-274030 - Strategic Partners Horizon Annuity

Registration No. 333-265370 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard B Series and I Series

Registration No. 333-265387 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income B Series

Registration No. 333-267462 - Index-Linked Allocation Investment Options pertaining to the Prudential FlexGuard Income Select B Series

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of October 2023.

/s/ Salene Hitchcock-Gear
Salene Hitchcock-Gear
Director